UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

BYRNA TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115
Andover, MA 01810
(Address and Zip Code of principal executive offices)

(978) 868-5011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value	BYRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2023, Byrna Technologies Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i)     the election of five Directors for a one-year term, such term to continue until the annual meeting of stockholders in 2024 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

(ii)    the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2023; and

(iii)   the approval, by non-binding vote, the Company’s executive compensation.

The voting results are reported below.

Proposal 1 - Election of Directors

Bryan Ganz, Herbert Hughes, Chris Lavern Reed, Leonard Elmore, and Emily Rooney were elected as Directors for a one-year term, such term to continue until the annual meeting of stockholders in 2024 and until such Directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the voting requirement of a majority of votes cast, withheld votes counted as votes against. The results of the election were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Bryan Ganz	15,079,422	392,697	2,465	3,528,152
Herbert Hughes	14,999,245	253,905	221,434	3,528,152
Chris Lavern Reed	15,216,519	255,365	2,700	3,528,152
Leonard Elmore	15,247,787	224,035	2,762	3,528,152
Emily Rooney	15,266,741	205,281	2,562	3,528,152

Proposal 2 - Ratification of the Appointment of EisnerAmper LLP

The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2023 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
18,982,258	13,479	6,999

Proposal 3 – Approval, on a Non-Binding Basis, of the Compensation of the Company’s Executive Officers

The compensation of the Company’s executive officers as disclosed in the Company’s 2023 proxy statement was approved on a non-binding basis. The results of the vote were as follows:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,654,403	2,796,864	23,317	3,528,152

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.

Date: May 19, 2023	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer